                                                                   EXHIBIT 10.17



 NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE
  OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
  UNDER SUCH ACT AND PURSUANT TO AN EFFECTIVE REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND/OR QUALIFICATION, AND, IF AN EXEMPTION SHALL BE APPLICABLE,
   THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE
     COMPANY THAT SUCH REGISTRATION AND/OR QUALIFICATION IS NOT REQUIRED.

          Void after 5:00 pm.  Eastern Standard Time on March 1, 2007.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                           UNIFI COMMUNICATIONS, INC.

     FOR VALUE RECEIVED, UNIFI COMMUNICATIONS, INC., (formerly "Fax International, Inc.") a Delaware corporation, (the "Company") hereby grants to
                                                    -------
SingTel Global Services Pte Ltd., or its permitted assigns, the right to purchase from the Company, at any time or from time to time commencing February 21, 1997, and prior to 5:00 P.M., Eastern Standard Time, on March 1, 2007, up to a total of Two Million (2,000,000) (subject to adjustment as provided in Section 3 below) fully paid and nonassessable shares of the Commons Stock, par value $.01 per share, of the Company for an aggregate purchase price of Three Million Six Hundred Sixty Thousand Dollars ($3,660,000) (computed on the basis of $1.83 per share).

     Hereinafter,

          (i) said Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock."
                                      ------------

          (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares."
                --------------

          (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price."
                                   -----------------------

          (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price."
                         -----------------------

          (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and
                                                           -------

          (vi) the holder of this Warrant is referred to as the "Holder."
                                                                 ------

          1.   EXERCISE OF WARRANT.  This Warrant may be exercised, in whole at
               -------------------
any time or in part from time to time, commencing February 21, 1997, and prior to 5:00 P.M., Eastern Standard Time then current, on March 1, 2007, by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in

Subsection 8(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. The number of Warrant Shares for which this Warrant may be exercised (the "Exercise Rate") shall be subject to adjustment from time to time as set forth
--------------
in Section 3 below. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company, or by wire transfer.
If this Warrant is exercised in part, the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will issue a certificate or certificates in the name of the Holder for the number of shares of the Common Stock to which the Holder shall be entitled.

     No Warrant granted herein shall be exercisable after 5:00 p.m. Eastern Standard Time on March 1, 2007.

          2.   RESERVATION OF WARRANT SHARES.  The Company agrees that, prior to
               -----------------------------
the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance and delivery upon the exercise of this Warrant, the shares of the Common Stock as from time to time shall be receivable upon the exercise of this Warrant.

          3.   ANTI-DILUTION PROVISIONS.
               ------------------------

          (a) Adjustment for Change in Capital Stock.  If, after the date
              --------------------------------------
hereof, the Company:

               (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

               (iv) pays a dividend or makes a distribution on its Common Stock in shares of its Capital Stock (as defined below) (other than Common Stock or rights, warrants, or options for its Common Stock to the extent such issuance or distribution is covered by this Section 3); or

               (v) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Common Stock);

          then the Exercise Rate in effect immediately prior to such action shall be adjusted so that the Holder of this Warrant thereafter exercised may receive the number of shares of Capital Stock of the Company which such Holder would have owned immediately following such action if such Holder had exercised this Warrant immediately prior to such action or immediately prior to the record date applicable thereto, if any.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. In the event that such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such record date or effective date had not been so fixed.

          If after an adjustment the Holder of this Warrant upon exercise of such Warrant may receive shares of two or more classes of Capital Stock of the Company, the Exercise Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Section 3 with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Section 3.

          (b) Adjustment for Rights Issue or Sale of Common Stock Below Current
              -----------------------------------------------------------------
Market Value.  If, at any time or from time to time, after the date hereof, the
------------
Company (i) distributes any rights, warrants or options to holders of Common Stock entitling them to purchase shares of Common Stock (other than securities of the Company pursuant to "poison pills to the extent such issuance or distribution is covered by paragraph (h) below) at a price per share less than the Current Market Value as of the Time of Determination (as defined paragraph
(p) of this Section 3) or (ii) sells any Common Stock or any securities convertible into or exchangeable or exercisable for the Common Stock (other than pursuant to (1) the exercise of the Warrant, (2) any options, warrants or rights outstanding as of the date of this Agreement, (3) without limiting any options, warrants or rights outstanding pursuant to the immediately preceding clause (2), any directors' plans and employee stock option or purchase plans approved by the Company's Board of Directors, (4) the issuance of Common Stock or options warrants or rights to persons or entities providing financing to the Company or any of its subsidiaries as a condition to the provision of such financing, (5) any registered pubic offering, or (a) any security convertible into, or exchangeable or exercisable for, the Common Stock as to which the issuance thereof has previously been the subject of any required adjustment pursuant to this Section 3) at a price per share less than the Current Market Value immediately prior to an adjustment required pursuant to this Section 3, the Exercise Rate shall be adjusted in accordance with the formula:

E' =   E x___________(O + N)
       (O + (N x P/M))

where:

E'   =    the adjusted Exercise Rate;

E    =    the current Exercise Rate;

O    =    the number of shares of Common Stock outstanding on the record date for the distribution to which this paragraph (b) is being applied or on the date of sale of Common Stock at a price per share less than (i) the Current Market Value immediately prior to any adjustment to which this paragraph (b) applies, as the case may be;

N    =    the number of additional shares of Common Stock issuable upon exercise of all rights, warrants and options so distributed or the number of shares of Common Stock so sold or the maximum stated number of shares of Common Stock issuable upon the conversion, exchange, or exercise of any such convertible, exchangeable or exercisable securities, as the case may be;

P    =    the price per share of the additional shares of Common Stock upon the exercise of any such rights, options or warrants so distributed or pursuant to any such convertible, exchangeable or exercisable securities so sold or the sale price of the shares so sold, as the case may be; and

M    =    the Current Market Value as of the Time of Determination or at the
time of sale, as the case may be, minus, with respect to a distribution of
                                  -----
rights, warrants or options, in case (i) any other distribution has occurred to which paragraph (a)(iv) applies or (ii) any other distribution has occurred to which paragraph (c) applies, and with respect to which, in either case, (x) the record date shall occur on or before the record date for the distribution to which this paragraph (b) applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this paragraph (b) applies, the fair market value (on the record date for the distribution to which this paragraph (b) applies) of (1) the Capital Stock of the Company distributed in respect of each share of Common Stock in such paragraph (a)(iv) distribution and (2) the assets of the Company or debt securities or any rights, warrants or options to purchase securities of the Company distributed in respect of each share of Common Stock in such paragraph
(c) distribution.

          The Board of Directors of the Company shall reasonably and in good faith determine fair market values for the purposes of this paragraph (b), which determination shall be conclusive absent manifest error.

          The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, warrants or options to which this paragraph (b) applies or upon consummation of the sale of Common Stock, as the case may be. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exercise Rate shall be readjusted to the Exercise Rate which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such date fixed for determination of stockholders entitled to receive such rights or warrants had not been so fixed.

          No adjustment shall be made under this paragraph (b) if the application of the formula stated above in this paragraph (b) would result in a value of E' that is lower than the value of E.

          (c) Adjustment for Other Distributions.  If after the date hereof, the
              ----------------------------------
Company distributes to holders of its Common Stock any of its assets or debt securities or any rights, warrants, or options to purchase Common Stock of the Company, including securities or cash, but excluding (i) distributions that would be permitted by the debt agreements (including indentures) and (ii) distributions of Capital Stock referred to in paragraph (a) and distributions of rights, warrants or options referred to in paragraph (b), the Exercise Rate shall be adjusted in accordance with the formula:



E'        E x M
              -
              M-F

where:

E'        the adjusted Exercise Rate;

E    =    the current Exercise Rate;

M    =    the Current Market Value, minus, in case any other distribution has
                                    -----
occurred to which paragraph (a)(iv) applies, with respect to which (i) the record date shall occur on or before the record date for the distribution to which paragraph (c) applies and (ii) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this paragraph (c) applies, the fair market value (on the record date for the distribution to which this paragraph (c) applies) of any Capital Stock of the Company distributed in respect of each share of Common Stock in such paragraph
(a)(iv) distribution; and

F    =    the fair market value (on the record date for the distribution to which this paragraph (c) applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Common Stock in the distribution to which this paragraph (c) is being applied (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

          The Board of Directors of the Company shall reasonably and in good faith determine by a board resolution, the fair market value of all property (other than cash) distributed for the purposes of this paragraph (c).

          The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the distributions to which this paragraph (c) applies. in the event that such distribution is not so made, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such record date had not been so fixed.

          In the event that, with respect to any distribution to which this paragraph (c) would otherwise apply, "F" is equal to or greater than "M", then the adjustment provided by this paragraph (c) shall not be made and in lieu thereof the provisions of paragraph (h) shall apply to such distribution.

          (d) When Adjustment May Be Deferred.  No adjustment in the Exercise
              -------------------------------
Rate need be made unless the adjustment would require a change of at least 1.0% in the Exercise Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. However, with respect to a dividend of the Company's Capital Stock (or rights to acquire such Capital Stock) adjustments can be deferred only until, and must be made by, the earlier of (i) three years from the date of such stock dividend and (ii) the date as of which the aggregate stock dividends for which adjustments have not been made total at least 1.0% of the then issued and outstanding Common Stock with respect to which such stock dividends were distributed.

          All calculations under this Section 3 shall be made to the nearest 1/1,000th of a share.

          (e) When No Adjustment Required.  No adjustment need be made for
              ---------------------------
rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

          No adjustment need be made for a change in the par value or no par value of the Common Stock.

          (f) Notice of Adjustment.  Whenever the Exercise Rate is adjusted, the
              --------------------
Company shall promptly mail to the Holder of this Warrant at the address appearing in Section 8(b) below a notice of the adjustment.

          (g) Notice of Certain Transactions. If:
              ------------------------------

          (i) the Company takes any action that would require an adjustment in the Exercise Rate pursuant to paragraphs (a), (b) or (c) (unless no adjustment is to occur pursuant to paragraph (e)); or

          (ii) the Company takes any action that would require a supplemental warrant agreement pursuant to paragraph (h); or

          (iii)  there is a liquidation or dissolution of the Company;

then the Company shall mail to the Holder of this Warrant at the address appearing in Section 8(b) hereof a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, sale, merger, binding share exchange, transfer, liquidation or dissolution, as the case may be. The Company shall file and give the notice at least 15 days before such date. Failure to file or give the notice or any defect in it shall not affect the validity of the transportation.

          (h) Reorganization of Company; Special Distributions.  If the Company,
              ------------------------------------------------
in a single transaction or through a series of related transactions, consolidates with or merges with or into any other person or transfers (by lease, assignment, sale or otherwise) all or substantially all of its properties and assets to another person or group of affiliated persons (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash, or other assets of the Company or any other person) or is a party to a merger or binding share exchange which reclassifies or changes its outstanding Common Stock, the Company covenants that prior to entering into such transaction, the person obligated to deliver securities, cash or other assets upon exercise of this Warrant will enter into a supplemental warrant agreement. If the issuer of securities deliverable upon exercise of this Warrant is an affiliate of the successor Company, that issuer shall join in the supplemental warrant agreement.

          The supplemental warrant agreement shall provide that the Holder of this Warrant may exercise it for the kind and amount of securities, cash or other assets which such Holder would have received immediately after the consolidation, merger, binding share exchange or transfer if such Holder had exercised this Warrant immediately before the effective date of the transaction, assuming (to the extent applicable) that such Holder (i) was not a constituent person or an affiliate of a constituent person to such transaction; and (ii) made no election with respect thereto. The supplemental warrant agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The successor Company shall mail to the Holder of this Warrant at the address appearing in
Section 8(b) below a notice briefly describing the supplemental warrant agreement.

          If the Company makes a distribution to all holders of its Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company that, but for the provisions of the last paragraph of paragraph (c), would result in an adjustment in the

Exercise Rate pursuant to the provisions of paragraph (c), then, from, and after the record date for determining the holders of Common Stock entitled to receive the distribution, the Holder of this Warrant that exercises such Warrant in accordance with its terms will upon such exercise be entitled to receive, in addition to the Warrant Shares into which this Warrant is exercisable, the kind and amount of securities, cash or other assets comprising the distribution that such Holder would have received if such Holder had exercised this Warrant immediately prior to the record date for determining the holders of Common Stock entitled to receive the distribution (whether or not this Warrant was then exercisable hereunder).

          If this paragraph (h) applies, neither paragraph (a), (b), (c) nor (d) shall apply.

          (i) Adjustment for Tax Purposes.  The Company may make such increases
              ---------------------------
in the Exercise Rate, in addition to those otherwise required by this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

          (j) Specificity of Adjustment.  Irrespective of any adjustments in the
              -------------------------
number or kind of shares purchasable upon the exercise of this Warrant, Warrant Certificates theretofore or thereafter issued may continue to express the same number and kind of Warrant Shares as are stated on this Warrant Certificate.

          (k) Adjustments to Par Value.  Subject to receiving shareholder
              ------------------------
approval, the Company shall make such adjustments to the par value of the Common Stock in order that, upon exercise of this Warrant, the Warrant Shares will be fully paid and non-assessable.

          (l) Voluntary Adjustment.  The Company from time to time may increase
              --------------------
the Exercise Rate by any number and for any period of time (provided that such
                                                            --------
period is not less than 20 Business Days). Whenever the Exercise Rate is so increased, the Company shall mail to the Holder at the address appearing in
Section 8(b) a notice of the increase. The Company shall give the notice at least 15 days before the date the increased Exercise Rate takes effect. The notice shall state the increased Exercise Rate and the period it will be in effect. A voluntary increase in the Exercise Rate does not change or adjust the Exercise Rate otherwise in effect as determined by this Section 3.

          (m) No other Adjustment For Dividends.  Except as provided in this
              ---------------------------------
Section 3, no payment or adjustment will be made for dividends on any Common Stock.

          (n) Priority of Adjustments.  If this Section 3 requires adjustments
              -----------------------
to the Exercise Rate under more than one of paragraphs (a)(iv), (b) or (c), and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of paragraph (a), second, the provisions of paragraph (c) and, third, the provisions of paragraph (b).

          (o) Multiple Adjustments.  After an adjustment to the Exercise Rate
              --------------------
under this Section 3, any subsequent event requiring an adjustment under this Section shall cause an adjustment to the Exercise Rate as so adjusted.

          (p) Definitions.  "Capital Stock" means, with respect to any
              -----------    -------------
corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

          "Current Market Value" per share of Common Stock or of any other
           --------------------
securities at any date shall be (1) if the security is not registered under the Exchange Act, (i) the value of the security determined in good faith by the Company's Board of Directors, based on the most recently completed arm's-length transaction between the Company and a person other than an affiliate of the Company, or (2) if the security is registered under the Exchange Act, the average of the daily closing bid prices for each Business Day during the period commencing 15 Business Days before such date and ending on the date one day prior to such date or, if the security has been registered under the Exchange Act for less than 15 consecutive Business Days before such date, then the average of the daily closing bid prices for all of the Business Days before such, date for which daily Closing bid prices are available. If the market price is not determinable for at least 10 Business Days in such period, the Current Market Value of the security shall be determined as if the security was not registered under the Exchange Act.

          "Time of Determination" means the time and date of the earlier of (i)
           ---------------------
the determination of stockholders entitled to receive rights, warrants, or options or a distribution, in each case, to which paragraphs (b) and (c) apply and (ii) the time ("Ex-Dividend Time") immediately prior to the commencement of
                    ----------------
"ex-dividend" trading for such rights, warrants or distribution on such national or regional exchange or market on which the Common Stock is then listed or quoted.

          (q) Notice.  If the Board of Directors of the Company shall declare
              ------
any dividend or other distribution in cash with respect to the Common Stock, other than out of earned surplus,the Company shall mail notice thereof to the Holder not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

          4.   FULLY PAID STOCK; TAXES.  The Company agrees that the shares of
               -----------------------
the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes that may be payable in respect of the issue of any Warrant Share or certificate therefor.

          5.   TRANSFER.
               --------

          (a) Securities Laws.  Neither this Warrant nor the Warrant Shares
              ---------------
issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws
                          --------------
and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event the Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon issuance by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said commission, or (ii) upon receipt by the Company of an opinion of counsel to the Holder, reasonably acceptable to the Company both as to such counsel and as to such opinion, in either case to the effect that the proposed transfer will not violate the provisions of the Securities Act, or the rules and regulations promulgated under such act, or in the case of clause (ii) above, to the effect that the Warrant or Warrant Shares to be sold or transferred has been registered under the Securities Act and that there is in effect a current prospectus meeting the requirements of Subsection 10(a) of the Securities Act that is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Stock to be sold or transferred.

          (b) Lock-Up Agreements with Underwriters.  In the event of a public
              ------------------------------------
offering of the Company's securities, the Holder agrees to enter into an agreement with the underwriter or underwriter's representative for such offering restricting the sale, transfer or other disposition of this Warrant or the Warrant Shares to the extent that such agreement is required to be executed by the underwriter or the underwriter's representative.

          (c) Conditions to Transfer.  Prior to any such proposed transfer, and
              ----------------------
as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an agreement by the proposed transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, (ii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iii) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

          (d) Indemnity.  The Holder acknowledges that the Holder understands
              ---------
the meaning and legal consequences of this Section 5, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this Warrant, (b) any transfer of any of the Warrant or the Warrant Shares in violation of the Securities Act or the rules and regulations promulgated under such act, (c) any transfer of the Warrant or any of the Warrant Shares not in accordance with this Warrant or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel upon which its opinion as to a proposed transfer shall have been based.

          (e) Transfer.  Except as restricted hereby, this Warrant and the
              --------
Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.

          (f) Legend and Stop Transfer Orders.  Unless the Warrant Shares have
              -------------------------------
been registered under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the shares of Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Delaware law:

          "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

          6.   LOSS, ETC. OF WARRANT.  Upon receipt of evidence satisfactory to
               ---------------------
the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

          7.   WARRANT HOLDER NOT A SHAREHOLDER.  Except as otherwise
               --------------------------------
specifically provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

          8.   COMMUNICATIONS.  No notice or other communication under this
               --------------
Warrant shall be effective unless the same is in writing and is delivered personally, mailed by first-class mail, postage prepaid, postage paid, or mailed by nationally recognized overnight courier (e.g., Federal Express), addressed
                                            ----
to:

          (a) the Company at 900 Chelmsford Street, Suite 312, Lowell, MA 01851, attn: Corporate Counsel, or such other address as the Company has designated in writing to the Holder, or

          (b) the Holder at 31 Exeter Road, #18-00 Comcentre, Singapore 239732, or such other address as the Holder has designated in writing to the Company.

          Any such notice shall be effective upon receipt.

          9. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

          10.  APPLICABLE LAW. This Warrant shall be governed by and construed
               --------------
in accordance with the internal substantive laws of the State of Delaware.

          IN WITNESS WHEREOF, UNIFI COMMUNICATIONS, INC., has caused this Warrant to be signed by its duly authorized representative and its corporate seal to be hereunto affixed as of the date first set forth above.

Attest:                             UNIFI communications, inc.


_____________________________       By:     /s/  Paula Litscher
                                          --------------------------------
                                          Paula Litscher
                                          Vice President of Finance


[Corporate Seal]

                                 SUBSCRIPTION
                                 ------------


The undersigned, _________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of ____shares of the Common Stock of UNIFI communications, inc., covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:    ____________________      Signature:  __________________________

                                    Address:  __________________________

                                              __________________________

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED ___________________ hereby sells, assigns and transfers unto _____________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint attorney to transfer said Warrant on the books of UNIFI communications, inc.

Dated:    ____________________      Signature:  __________________________

                                    Address:  __________________________

                                              __________________________


                               PARTIAL ASSIGNMENT
                               ------------------


          FOR VALUE RECEIVED ________________ hereby assigns and transfers unto _____________ the right to purchase _____ shares of the Common Stock of UNIFI COMMUNICATIONS, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint attorney to transfer that part of said Warrant on the books of UNIFI communications, inc.

Dated:    ____________________      Signature:  __________________________

                                    Address:  __________________________

                                              __________________________